Exhibit 99.3

Project Oz JOINT RCF/2022 NOTEHOLDER PROPOSAL TO COMPANY    November 4, 2020    Confidential Prepared at the Direction of Counsel Subject to FRE 408 and Local Equivalents

I. Surety Resolution    Confidential Prepared at the Direction of Counsel Subject to FRE 408 and Local Equivalents 0

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408 and Local Equivalents

Proposed Surety Resolution

	RCF/2022 Noteholder Proposal (11/1)	Company Proposal (11/1)	RCF/2022 Noteholder Proposal (11/3)
Standstill Period	> Sureties to agree to the following terms/restrictions until December 31, 2025 – Not to demand additional collateral on the existing surety bonds or new bonds after issuance – Not to draw on letters of credit posted for the benefit of the sureties – Not to cancel, or attempt to cancel, any existing surety bond	> Agreed	> Agreed
Incremental Collateral	> $75mm of total additional collateral posted at closing > Second liens on certain equipment at closing (fair market value of ~$200mm) – Second liens on equipment collateral to be silent > Dollar-for-dollar paydown whenever incremental collateral is posted to sureties will be shared pro rata based on principal balance of debt between the RemainCo Term Loan and the New Extended Maturity Notes	> $100 million of total additional collateral posted at closing > Agreed on second liens which will be silent > No debt paydown for New RemainCo Term Loan and/or New Extended Maturity Notes associated with incremental collateral provided to sureties post-closing > $25 million of incremental collateral provided per annum, plus the following amounts: – $0.20/ton per annum for each $100 million of TTM free cash flow, posted on a quarterly basis – Subject to compliance with debt covenants, 25% of any excess cash following the required application of net proceeds from certain asset sales (greater than $10 million)	> $75mm of total additional collateral posted at closing > Second liens on certain equipment at closing (fair market value of ~$200mm) – Second liens on equipment collateral to be silent > Plus the following amounts: – $0.20/ton per annum for each $100 million of TTM free cash flow, posted on a quarterly basis – Subject to compliance with debt covenants, 25% of any excess cash following the required application of net proceeds from certain asset sales (greater than $10 million), but reinvestment rights in debt agreements don't apply for this purpose > Removed dollar for dollar paydown with surety collateral postings
Other Terms	> Exchange contingent on a surety resolution that is acceptable to both the RCF Lenders and 2022 Noteholders > Peabody to forego any future dividends or share repurchases during the standstill period, unless otherwise agreed	> Peabody to forego any future dividends or share repurchases during the standstill period, unless otherwise agreed > Minimum surety participation of 98%	> Exchange contingent on a surety resolution that is acceptable to both the RCF Lenders and 2022 Noteholders > Peabody to forego any future dividends or share repurchases during the standstill period, unless otherwise agreed

HOULIHAN LOKEY Davis Polk Freshfields PJT Partners 3

II. Proposed RCF Exchange    Confidential Prepared at the Direction of Counsel Subject to FRE 408 and Local Equivalents

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408 and Local Equivalents

Proposed RCF Exchange
Exchanged Wilpinjong New Structurally Senior Term Loans

		RCF/2022 Noteholder Proposal (11/1)	Company Proposal (11/1)	RCF/2022 Noteholder Proposal (11/4)
Exchange Offer		> Offer to – Exchange $206mm of funded RCF commitments at an exchange price of par for $206mm of New Structurally Senior Term Loans issued by Wilpinjong o All LCs to stay at RemainCo	> Offer to – (i) exchange $242mm of 2022 Notes at an exchange price of 85% for $206mm of New Structurally Senior Term Loans at Wilpinjong o All LCs to stay at RemainCo	> Offer to – Exchange $206mm of funded RCF commitments at an exchange price of par for $206mm of New Structurally Senior Term Loans issued by Wilpinjong o All LCs to stay at RemainCo
New Structurally Senior Term Loans	**Interest Rate**	> 12.0% per annum, payable quarterly in cash	> 7.125%	> 12.0% per annum, payable quarterly in cash
	Exchange Fee	> 2.00% cash exchange fee for all debt exchanged to Wilpinjong	> 0.50% cash exchange fee for all debt exchanged to Wilpinjong	> 2.00% cash exchange fee for all debt exchanged to Wilpinjong
	Amortization	> 1.25% quarterly mandatory amortization payments > 100% of Excess Cash Flow at Wilpinjong and 100% of net cash proceeds from asset sales and casualty events to pay debt at Wilpinjong, shared pro rata based on principal balance of debt between the New Structurally Senior Term Loans and New Structurally Senior Secured Notes at Wilpinjong	> No mandatory amortization payments > Agreed on Excess Cash Flow proceeds	> 1.25% quarterly mandatory amortization payments > Agreed on Excess Cash Flow proceeds
	Maturity	> September 17, 2023	> March 31, 2025	> December 31, 2023
	Collateral	> 100% by Wilpinjong HoldCo of Wilpinjong Equity – Subject to continued due diligence regarding direct lien grant and/or guarantee by Wilpinjong Subsidiary – To the extent a direct lien grant or guarantee is prohibited, include a springing lien grant and/or guarantee upon the termination of such prohibition	> Agreed	> Agreed

HOULIHAN LOKEY Davis Polk Freshfields PJT Partners 5

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408 and Local Equivalents

Proposed RCF Exchange

Exchanged Wilpinjong New Structurally Senior Term Loans (Cont'd)

New Structurally Senior Term Loans

	RCF/2022 Noteholder Proposal (11/1)	Company Proposal (11/1)	RCF/2022 Noteholder Proposal (11/4)
Covenants	> Financial Covenants – Minimum DSCR: 1.5x at Wilpinjong, starting in Q3 2021 – Minimum Liquidity: $50 million – MFN on any financial covenants to other lenders > Permitted Indebtedness: – No additional debt nor any liens at the issuer or any subsidiaries, including Wilpinjong OpCo > Investments/Restricted Payments – No baskets for Investment / Restricted Payments (other than for the Management Fee to RemainCo) from the Wilpinjong Subsidiary under the New Credit Agreement > Restrict all subsidiaries and eliminate the ability to designate new subsidiaries as unrestricted > Asset sale, merger and other high yield covenants with baskets and exceptions to be agreed	> Financial Covenants: None > Permitted Indebtedness: – No additional pari passu or senior debt nor any liens (other than de minimis liens to be negotiated) at the issuer or any subsidiaries, including Wilpinjong OpCo – Junior / unsecured debt baskets to be negotiated > Investments / Restricted Payments: Agreed[1], but de minimis baskets to be negotiated > Agreed on restriction of all subsidiaries and no ability to designate subsidiaries as unrestricted > Asset sale, merger and other high-yield covenants with baskets and exceptions to be agreed	> Financial Covenants – Minimum DSCR: 1.0x at Wilpinjong, starting in Q3 2021 – Minimum Liquidity: $50 million – MFN on any financial covenants to other lenders > Permitted Indebtedness: – No additional debt nor any liens at the issuer or any subsidiaries, including Wilpinjong OpCo > Investments/Restricted Payments – No baskets for Investment / Restricted Payments (other than for the Management Fee to RemainCo) from the Wilpinjong Subsidiary under the New Credit Agreement > Restrict all subsidiaries and eliminate the ability to designate new subsidiaries as unrestricted > Asset sale, merger and other high yield covenants with baskets and exceptions to be agreed
Voting Thresholds	> Voting thresholds substantially consistent with existing Credit Agreement	> Agreed	> Agreed
Call Protection	> NC2 / 106 (3 months) / Par (3 months), subject to specified carve-outs > Additional make-whole such as a fee or special call in an event of default	> NC1 / 103.5 / 101 / par thereafter > No make-whole or special call in event of default	> NC2 / 105 (6 months) / Par thereafter, subject to specified carve-outs > Additional make-whole such as a fee or special call in an event of default
Professional Fee Expenses	> Requires the Company payment of RCF Lender and Noteholders professional fees (including Australian counsel) as detailed in their Engagement Letters with the Lenders/Noteholders	> Agree, but subject to negotiation of PJT's engagement letter	> Requires the Company payment of RCF Lender and Noteholders professional fees (including Australian counsel) as detailed in their Engagement Letters with the Lenders/Noteholders

(1) For the avoidance of doubt, the Management Fee shall be inclusive of any tax sharing payments.

HOULIHAN LOKEY Davis Polk Freshfields PJT Partners 6

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408 and Local Equivalents

Proposed RCF Exchange
RemainCo Term Loan

	RCF/2022 Noteholder Proposal (11/1)	Company Proposal (11/1)	RCF/2022 Noteholder Proposal (11/4)
RemainCo Term Loan	> The remaining $334mm of RCF commitments will exchange into a RemainCo Term Loan and retain the September 17, 2023 maturity – All LCs to stay at RemainCo – Prefunded Synthetic LC Facility to be created in the amount of any LCs outstanding as of the close of the transaction – Removal of "springing maturity"	> (Exchange the remaining $298 million of RCF commitments into a New RemainCo Term Loan due March 31, 2025 – Prefunded Synthetic LC Facility to be created in the amount of any LCs outstanding as of the close of the transaction – Removal of the "springing maturity"	> The remaining $334mm of RCF commitments will exchange into a RemainCo Term Loan and extend the maturity to December 31, 2023 – All LCs to stay at RemainCo – Prefunded Synthetic LC Facility to be created in the amount of any LCs outstanding as of the close of the transaction – Removal of "springing maturity"
Additional Collateral	> Second lien in Wilpinjong collateral > Pledge of unencumbered 35% of first-tier foreign equity > Priority lien on existing collateral and additional material property previously excluded from collateral (subject to due diligence) – Same provision for guarantees	> Agreed on second lien in Wilpinjong collateral > Agreed on pledge of the 35% unencumbered first-tier foreign equity subject to tax diligence > Agreed on granting liens on any collateral that currently does not have a perfected lien, subject to: – Reasonable thresholds to be discussed – No liens on any assets that currently do not constitute collateral > Additional collateral / liens to be provided equally to existing Term Loan and 2025 Notes[1]	> Agreed > Pledge of unencumbered 35% of first-tier foreign equity > Priority lien on existing collateral and additional material property previously excluded from collateral (subject to due diligence) – Same provision for guarantees > Additional collateral / liens to be provided equally to existing Term Loan and 2025 Notes[1]
Interest Rate	> L+7.25% Cash, 7.25% PIK, 1.0% LIBOR Floor per annum	> Same as existing RCF	> L+6.50% Cash, 8.00% PIK, 1.0% LIBOR Floor per annum
Prefunded Synthetic LC Facility Fees	> Interest: L+7.25% Cash, 7.25% PIK, 1.0% LIBOR Floor per annum > Fronting Fee: 0.25% per annum > Additional Customary Administrative Fees to be Paid by Borrower to individual LC issuer	> Same as existing RCF	> Interest: L+6.50% Cash, 8.00% PIK, 1.0% LIBOR Floor per annum > Fronting Fee: 0.25% per annum > Additional Customary Administrative Fees to be Paid by Borrower to individual LC issuer

(1) Parity treatment required under existing intercreditor agreement.

HOULIHAN LOKEY DavisPolk Freshfields PJT Partners 7

Proposed RCF Exchange

RemainCo Term Loan (Cont'd)

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408 and Local Equivalents

	RCF/2022 Noteholder Proposal (11/1)	Company Proposal (11/1)	RCF/2022 Noteholder Proposal (11/4)
Letter of Credit Limit	> LC capacity under the RCF limited to the current amount outstanding at transaction close – No LCs permitted on new projects or exposure	> Agreed on maximum LC capacity determined based on amount outstanding at closing – Maximum capacity to be fixed through maturity, and any LCs that roll off or expire will not result in a reduction in capacity; Company to have ability to issue new LCs to the extent existing LCs roll off or expire	> Agreed, subject to reduction in maximum capacity based on Paydowns
Amendment Fee	> 2.00% cash amendment fee for all RCF debt at RemainCo after the exchange transaction	> 0.50% cash amendment fee for all RCF debt at RemainCo after the exchange transaction	> 2.00% cash amendment fee for all RCF debt at RemainCo after the exchange transaction
Covenants	> Financial Maintenance Covenants – 1L Net Leverage covenant suspended until 12/31/2021, replaced with a $300 million minimum liquidity covenant at RemainCo o 1L Net Leverage Covenant to be reinstated at 6.0x as of Q1 2022 o 1L Net Leverage Covenant to be based off New Credit Agreement EBITDA – Minimum DSCR: 1.0x at RemainCo starting in Q4 21 – MFN on any financial covenants offered to other lenders – RemainCo Term Loan holders will benefit from financial maintenance covenants, but New Extended Maturity Notes holders will share pro rata in any consent fee, paydown or future collateral received on account of any financial maintenance covenant waiver, consent, forbearance, or amendment	> Financial Maintenance Covenants: None	> Financial Maintenance Covenants – 1L Net Leverage covenant suspended until 12/31/2021, replaced with a $200 million minimum liquidity covenant at RemainCo o 1L Net Leverage Covenant to be reinstated in Q1 2022 with a 15% cushion to the Company's business plan o 1L Net Leverage Covenant to be based off New Credit Agreement EBITDA – Minimum DSCR: 1.0x at RemainCo starting in Q4 21 – MFN on any financial covenants offered to other lenders – RemainCo Term Loan holders will benefit from financial maintenance covenants, but New Extended Maturity Notes holders will share pro rata in any consent fee, paydown or future collateral received on account of any financial maintenance covenant waiver, consent, forbearance, or amendment

HOULIHAN LOKEY Davis Polk Freshfields PJT Partners 8

Proposed RCF Exchange
RemainCo Term Loan (Cont'd)

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408 and Local Equivalents

	RCF/2022 Noteholder Proposal (11/1)	Company Proposal (11/1)	RCF/2022 Noteholder Proposal (11/4)
Covenants (Cont'd)	> Investment/Restricted Payments Covenants – Close all Investment and Restricted Payment baskets under the New Credit Agreement – Restrict all subsidiaries and eliminate the ability to designate new subsidiaries as unrestricted – Eliminate reinvestment rights on sale proceeds in New Credit Agreement, o All sale proceeds must pay off RemainCo Term Loan and New Extended Maturity Notes at RemainCo pro rata based on principal balance of debt > Other Covenants – On existing asset sale definition, eliminate threshold and exceptions to application of covenant – To discuss issuance of additional Priority Lien Debt to holders of Wilpinjong debt if the Wilpinjong subsidiaries fail to meet certain performance thresholds – Limit indebtedness extended by a Loan Party to a non-Loan Party, even if evidenced by a promissory note – No non-cash consideration with respect to asset sales proceeds – Other document terms/changes to be agreed	> Investment / Restricted Payments Covenants: Agreed on Investments / Restricted Payments and ability to designate new unrestricted subsidiaries, but de minimis exceptions to be negotiated > Asset Sale Provisions: > No change to mandatory asset sale provisions, reinvestment rights, etc. > Other Covenants Reject all proposed[1] changes	> Investment/Restricted Payments Covenants – Close all Investment and Restricted Payment baskets under the New Credit Agreement – Restrict all subsidiaries and eliminate the ability to designate new subsidiaries as unrestricted – Eliminate reinvestment rights on sale proceeds in New Credit Agreement, o All sale proceeds must pay off RemainCo Term Loan and New Extended Maturity Notes at RemainCo pro rata based on principal balance of debt > Other Covenants – On existing asset sale definition, eliminate threshold and exceptions to application of covenant – To discuss issuance of additional Priority Lien Debt to holders of Wilpinjong debt if the Wilpinjong subsidiaries fail to meet certain performance thresholds – Limit indebtedness extended by a Loan Party to a non-Loan Party, even if evidenced by a promissory note – No non-cash consideration with respect to asset sales proceeds – Other document terms/changes to be agreed
Call Protection	> NC2 / 106 (3 months) / Par (3 months), subject to specified carve-outs > Additional make-whole such as a fee or special call in an event of default	> No call protection	> NC2 / 105 (6 months) / Par thereafter, subject to specified carve-outs > Additional make-whole such as a fee or special call in an event of default
Treatment of Stub Revolver	> 2020 Stub Revolver to be paid in full at maturity	> Agreed	> Agreed

(1) Flexibility of existing Loan Party to non-Loan Party indebtedness necessary to provide funding mechanism for the Company's Australian entities.

HOULIHAN LOKEY Davis Polk Freshfields PJT Partners 9

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408 and Local Equivalents

Proposed RCF Exchange

RemainCo Term Loan (Cont'd)

	RCF/2022 Noteholder Proposal (11/1)	Company Proposal (11/1)	RCF/2022 Noteholder Proposal (11/4)
Participation Thresholds	> Requires participation of 100% of revolving lenders	> Agreed	> Agreed
RemainCo Term Loan Paydown/ Mandatory Amortization	> Upon closing, $77.25 million will be used to provide a paydown of the RemainCo Term Loan at par > The RemainCo Term Loan and New Extended Maturity Notes shall share pro rata based on principal balance of debt in a dollar-for-dollar paydown whenever incremental collateral is posted to sureties as agreed to in any surety settlement > In September 2021 or upon earlier payment thereof, the RemainCo Term Loan shall receive a principal paydown equivalent to the principal amount of 2022 Notes that are not exchanged as part of the original transaction	> No RemainCo Term Loan paydown at close > No mandatory principal paydown at closing or in the future	> Upon closing, $77.25 million will be used to provide a paydown of the RemainCo Term Loan at par > 1.25% quarterly mandatory amortization payments, subject to a minimum liquidity test > In September 2021 or upon earlier payment thereof, the RemainCo Term Loan shall receive a principal paydown equivalent to the principal amount of 2022 Notes that are not exchanged as part of the original transaction
Excess Cash Flow Sweep	> 100% of Excess Cash Flow to be shared pro rata based on principal amount of debt between RCF Term Loan and New Extended Maturity Notes – Definition of Excess Cash Flow to be discussed incorporating additional collateral payments to sureties and current Credit Agreement Excess Cash Flow Sweep	> No ECF Sweep given commitments to Term Loan Lenders and sureties	> 100% of Excess Cash Flow to be shared pro rata based on principal amount of debt between RemainCo Term Loan and New Extended Maturity Notes – Definition of Excess Cash Flow to be discussed incorporating additional collateral payments to sureties and current Credit Agreement Excess Cash Flow Sweep
Definition of New Credit Agreement EBITDA	> To match financial statement definition of EBITDA – To discuss with Company	> No change to existing definition	> To match financial statement definition of EBITDA – To discuss with Company
Voting Thresholds	> Voting thresholds substantially consistent with existing Credit Agreement	> Agreed	> Agreed

HOULIHAN LOKEY Davis Polk Freshfields PJT Partners 10

III. Proposed 2022 Notes Exchange Confidential Prepared at the Direction of Counsel Subject to FRE 408 and Local Equivalents 11

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408 and Local Equivalents

Proposed 2022 Notes Exchange

Exchanged Wilpinjong New Structurally Senior Secured Notes

		RCF/2022 Noteholder Proposal (11/1)	Company Proposal (11/1)	RCF/2022 Noteholder Proposal (11/4)
Exchange Offer		> Offer to – (i) exchange $194mm of 2022 Notes at an exchange price of par for $194mm of New Structurally Senior Secured Notes	> Offer to – (i) exchange $219mm of 2022 Notes at an exchange price of 80% for $175mm of New Structurally Senior Term Loans and – (ii) $240mm of 2022 Notes at par for a like amount of New Extended Maturity Notes due 2025	> Offer to – (i) exchange $194mm of 2022 Notes at an exchange price of par for $194mm of New Structurally Senior Secured Notes
New Structurally Senior Secured Notes	**Interest Rate**	> 12.0% per annum, payable quarterly in cash	> 7.5% per annum, payable quarterly in cash	> 12.0% per annum, payable quarterly in cash
	Exchange Fee	> 2.00% cash exchange fee for all 2022 Notes exchanged to Wilpinjong	> N/A	> 2.00% cash exchange fee for all 2022 Notes exchanged to Wilpinjong
	Amortization	> 1.25% quarterly mandatory amortization payments > 100% of Excess Cash Flow at Wilpinjong and 100% of net cash proceeds from asset sales and casualty events to pay debt at Wilpinjong, shared pro rata based on principal balance of debt between the New Structurally Senior Term Loans and New Structurally Senior Secured Notes at Wilpinjong	> No fixed amortization; 50-75% excess cash flow sweep shared pro rata with the New Structurally Senior Secured Notes: – U-Sub Net Leverage ≥ 1.50x: 75% ECF Sweep – U-Sub Net Leverage < 1.50x: 50% ECF Sweep	> 1.25% quarterly mandatory amortization payments > 100% of Excess Cash Flow at Wilpinjong and 100% of net cash proceeds from asset sales and casualty events to pay debt at Wilpinjong, shared pro rata based on principal balance of debt between the New Structurally Senior Term Loans and New Structurally Senior Secured Notes at Wilpinjong
	Maturity	> September 17, 2023	> October 15, 2025	> December 31, 2023
	Collateral	> 100% by Wilpinjong HoldCo of Wilpinjong Equity > Subject to continued due diligence regarding direct lien grant and/or guarantee by Wilpinjong Subsidiary > To the extent a direct lien grant or guarantee is prohibited, include a springing lien grant and/or guarantee upon the termination of such prohibition	> Structural seniority on U-Sub's assets via subsidiary stock pledges	> 100% by Wilpinjong HoldCo of Wilpinjong Equity > Subject to continued due diligence regarding direct lien grant and/or guarantee by Wilpinjong Subsidiary > To the extent a direct lien grant or guarantee is prohibited, include a springing lien grant and/or guarantee upon the termination of such prohibition

HOULIHAN LOKEY Davis Polk Freshfields PJT Partners 12

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408 and Local Equivalents

Proposed 2022 Notes Exchange

Exchanged Wilpinjong New Structurally Senior Secured Notes (Cont'd)

New Structurally Senior Secured Notes

	RCF/2022 Noteholder Proposal (11/1)	Company Proposal (11/1)	RCF/2022 Noteholder Proposal (11/4)
Covenants	> Financial Covenants – Minimum DSCR: 1.5x at Wilpinjong, starting in Q3 2021 – Minimum Liquidity: $50 million – MFN on any financial covenants to other lenders > Permitted Indebtedness: – No additional debt nor any liens at the issuer or any subsidiaries, including Wilpinjong OpCo > Investments/Restricted Payments – No baskets for Investment / Restricted Payments (other than for the Management Fee to RemainCo) from the Wilpinjong Subsidiary under the New Indenture > Restrict all subsidiaries and eliminate the ability to designate new subsidiaries as unrestricted > Asset sale, merger and other high yield covenants with baskets and exceptions to be agreed	> Restricted Payments: To be negotiated > Permitted Indebtedness/Liens: Other debt/liens covenants to be negotiated > Financial Maintenance Covenants: None	> Financial Covenants – Minimum DSCR: 1.0x at Wilpinjong, starting in Q3 2021 – Minimum Liquidity: $50 million – MFN on any financial covenants to other lenders > Permitted Indebtedness: – No additional debt nor any liens at the issuer or any subsidiaries, including Wilpinjong OpCo > Investments/Restricted Payments – No baskets for Investment / Restricted Payments (other than for the Management Fee to RemainCo) from the Wilpinjong Subsidiary under the New Indenture > Restrict all subsidiaries and eliminate the ability to designate new subsidiaries as unrestricted > Asset sale, merger and other high yield covenants with baskets and exceptions to be agreed
Call Protection	> NC2 / 106 (3 months) / Par (3 months), subject to specified carve-outs > Additional make-whole such as a fee or special call in an event of default	> N/A	> NC2 / 105 (6 months) / Par thereafter, subject to specified carve-outs > Additional make-whole such as a fee or special call in an event of default
Professional Fee Expenses	> Requires the Company payment of RCF Lender and Noteholders professional fees (including Australian counsel) as detailed in their Engagement Letters with the Lenders/Noteholders	> N/A	> Requires the Company payment of RCF Lender and Noteholders professional fees (including Australian counsel) as detailed in their Engagement Letters with the Lenders/Noteholders

HOULIHAN LOKEY Davis Polk Freshfields PJT Partners 13

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408 and Local Equivalents

Proposed 2022 Notes Exchange

New Extended Maturity Notes

	RCF/2022 Noteholder Proposal (11/1)	Company Proposal (11/1)	RCF/2022 Noteholder Proposal (11/4)
New Extended Maturity Notes	> Exchange up to $265mm of 2022 Notes at an exchange rate of par for new 2023 notes to be issued by RemainCo (the "New Extended Maturity Notes") > Maturity: Extended to September 17, 2023	> Maturity: March 31, 2025 > All other terms substantially similar to existing 2022 Notes provided, however, substantially all Restricted Payment and Permitted Investment capacity will be closed; *de minimis* exceptions to be negotiated	> Exchange up to $265mm of 2022 Notes at an exchange rate of par for new 2023 notes to be issued by RemainCo (the "New Extended Maturity Notes") > Maturity: Extended to December 31, 2023
Additional Collateral	> Second lien in Wilpinjong collateral > Pledge of unencumbered 35% of first-tier foreign equity > First lien on existing collateral and additional material property previously excluded from collateral (subject to due diligence) – Same provision for guarantees	> N/A	> Second lien in Wilpinjong collateral > Pledge of unencumbered 35% of first-tier foreign equity > First lien on existing collateral and additional material property previously excluded from collateral (subject to due diligence) – Same provision for guarantees > Additional collateral / liens to be provided equally to existing Term Loan and 2025 Notes(1)
Interest Rate	> L+7.25% Cash, 7.25% PIK, 1.0% LIBOR Floor per annum	> Same as existing RCF	> L+6.50% Cash, 8.00% PIK, 1.0% LIBOR Floor per annum
Consent Fee	> 2.00% cash consent fee for all New Extended Maturity Notes > Early consent consideration to be discussed	> N/A	> 2.00% cash consent fee for all New Extended Maturity Notes > Early consent consideration to be discussed
Paydown	> Upon closing, $72.75 million will used to repurchase a portion of the exchanged 2022 Notes at par	> N/A	> Upon closing, $72.75 million will used to repurchase a portion of the exchanged 2022 Notes at par > 1.25% quarterly mandatory amortization payments, subject to a minimum liquidity test
Call Protection	> NC2 / 106 (3 months) / Par (3 months), subject to specified carve-outs > Additional make-whole such as a fee or special call in an event of default	> N/A	> NC2 / 105 (6 months) / Par thereafter, subject to specified carve-outs > Additional make-whole such as a fee or special call in an event of default
Definition of New Credit Agreement EBITDA	> To match financial statement definition of EBITDA – To discuss with Company	> N/A	> To match financial statement definition of EBITDA – To discuss with Company

(1) Parity treatment required under existing intercreditor agreement.

HOULIHAN LOKEY Davis Polk Freshfields PJT Partners 14

Confidential
Prepared at the Direction of Counsel
Subject to FRE 408 and Local Equivalents

Proposed 2022 Notes Exchange

New Extended Maturity Notes (Cont'd)

	RCF/2022 Noteholder Proposal (11/1)	Company Proposal (11/1)	RCF/2022 Noteholder Proposal (11/4)
Covenants	> To receive the same rights/treatment as the RemainCo Term Loan with respect to all covenants and other mandatory prepayments > RemainCo Term Loan holders will benefit from financial maintenance covenants, but New Extended Maturity Notes holders will share pro rata in any consent fee, paydown or future collateral received on account of any financial maintenance covenant waiver, consent, forbearance, or amendment	> Not specified	> To receive the same rights/treatment as the RemainCo Term Loan with respect to all covenants and other mandatory prepayments > RemainCo Term Loan holders will benefit from financial maintenance covenants, but New Extended Maturity Notes holders will share pro rata in any consent fee, paydown or future collateral received on account of any financial maintenance covenant waiver, consent, forbearance, or amendment
Excess Cash Flow Sweep	> 100% of Excess Cash Flow to be shared pro rata based on principal amount of debt between RCF Term Loan and New Extended Maturity Notes – Definition of Excess Cash Flow to be discussed incorporating additional collateral payments to sureties and current Credit Agreement Excess Cash Flow Sweep	> N/A	> 100% of Excess Cash Flow to be shared pro rata based on principal amount of debt between RemainCo Term Loan and New Extended Maturity Notes – Definition of Excess Cash Flow to be discussed incorporating additional collateral payments to sureties and current Credit Agreement Excess Cash Flow Sweep
Participation Threshold	> To consummate this transaction, at least 95% of the 2022 Notes must vote to exchange	> To consummate this transaction, at least 95% of the 2022 Notes must vote to exchange	> To consummate this transaction, at least 95% of the 2022 Notes must vote to exchange
Voting Thresholds	> 2/3rds for amendments and 75% to change collateral > Consent consideration must be paid to all holders, and exchange offers must be open to all	> As specified in Indenture	> 2/3rds for amendments and 75% to change collateral > Consent consideration must be paid to all holders, and exchange offers must be open to all
Non-Participating 2022 Noteholders	> Removal of all liens and covenants under the 2022 Notes Indenture	> Removal of all liens and covenants under the 2022 Notes Indenture – Structural subordination relative to all assets of PEC credit group and unrestricted subsidiaries holding Wilpinjong equity	> Removal of all liens and covenants under the 2022 Notes Indenture
Non-Exchanged Note Paydown	> 2022 Notes not exchanged will be repaid in full upon scheduled maturity	> N/A	> 2022 Notes not exchanged will be repaid in full upon scheduled maturity

HOULIHAN LOKEY Davis Polk Freshfields PJT Partners 15

IV. General Terms Confidential Prepared at the Direction of Counsel Subject to FRE 408 and Local Equivalents 16

Confidential General Terms Prepared at the Direction of Counsel Subject to FRE 408 and Local Equivalents RCF/2022 Noteholder Proposal (11/1) Company Proposal RCF/2022 Noteholder Proposal (11/4) > All transactions are contingent upon legal > Agreed, but no diligence out in transaction > All transactions are contingent upon legal and business due diligence acceptable in support agreement upon signing and business due diligence acceptable in all all respects to advisors to the 2022 respects to advisors to the 2022 Due Noteholders and RCF Lenders, in each Noteholders and RCF Lenders, in each case Diligence case in their sole discretion, regarding, in their sole discretion, regarding, among among other things, Wilpinjong transfer other things, Wilpinjong transfer transactions and exchange transaction transactions and exchange transaction > All transactions are subject to definitive > Agreed > All transactions are subject to definitive transaction documents acceptable in all > Company to have blanket fiduciary out transaction documents acceptable in all Definitive respects to the 2022 Noteholders and RCF respects to the 2022 Noteholders and RCF Documents Lenders, in each case in their sole Lenders, in each case in their sole discretion discretion > Transaction documents to contain > Agreed > Agreed indemnification of exchange participants Indemnity by all Company entities acceptable to 2022 Noteholders and RCF Lenders > N/A > Transaction documents to contain > [To discuss] Releases customary mutual releases, including releases of directors and officers 17

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